(2_FIDELITY_LOGOS)

FIDELITY FIFTY

ANNUAL REPORT
JUNE 30, 1997
CONTENTS


PRESIDENT'S MESSAGE      3    Ned Johnson on investing
                              strategies.

PERFORMANCE              4    How the fund has done over time.

FUND TALK                6    The manager's review of fund
                              performance, strategy and outlook.

INVESTMENT CHANGES       9    A summary of major shifts in the
                              fund's investments over the past six
                              months.

INVESTMENTS              10   A complete list of the fund's
                              investments with their market
                              values.

FINANCIAL STATEMENTS     16   Statements of assets and liabilities,
                              operations, and changes in net
                              assets,
                              as well as financial highlights.

NOTES                    20   Notes to the financial statements.

REPORT OF INDEPENDENT    24   The auditor's opinion.
ACCOUNTANTS

DISTRIBUTIONS            25

PROXY VOTING RESULTS     26


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.
PRESIDENT'S MESSAGE



(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
Through the first six months of 1997, stock and bond markets experienced the kind of short-term volatility that can affect them periodically. The stock market rebounded strongly from its early spring correction to continue on its record-setting pace, as seen by the roughly 20% year-to-date gain by the Standard & Poor's 500 Index. The bond market posted moderate returns over the first half of the year, as positive news on the inflation front helped soften the effects of a hike in short-term interest rates by the Federal Reserve Board in late March.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Fidelity Fifty has a 3% sales charge, which was waived beginning January 1, 1995 through December 31, 1998.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED JUNE 30, 1997                    PAST 1   LIFE OF
                                               YEAR     FUND

Fidelity Fifty                                 24.75%   95.96%

Fidelity Fifty (incl. 3% sales charge)         21.01%   90.08%

S&P 500(registered trademark)                  34.70%   111.51%

Capital Appreciation Funds Average             14.44%   n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on September 17, 1993. For example, if you had invested $1,000 in a fund that had a 5% return, over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 203 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED JUNE 30, 1997                    PAST 1   LIFE OF
                                               YEAR     FUND

Fidelity Fifty                                 24.75%   19.43%

Fidelity Fifty (incl. 3% sales charge)         21.01%   18.47%

S&P 500                                        34.70%   21.86%

Capital Appreciation Funds Average             14.44%   n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER LIFE OF FUND
  1993/09/17       9700.00                    10000.00
  1993/09/30       9971.60                     9999.89
  1993/10/31      10369.30                    10206.89
  1993/11/30      10204.40                    10109.92
  1993/12/31      10272.24                    10232.25
  1994/01/31      10660.60                    10580.15
  1994/02/28      10505.25                    10293.43
  1994/03/31       9990.67                     9844.63
  1994/04/30      10116.89                     9970.64
  1994/05/31      10126.60                    10134.16
  1994/06/30       9874.16                     9885.88
  1994/07/31      10262.53                    10210.13
  1994/08/31      10796.53                    10628.75
  1994/09/30      10767.40                    10368.34
  1994/10/31      10990.71                    10601.63
  1994/11/30      10495.55                    10215.52
  1994/12/31      10682.65                    10367.02
  1995/01/31      10623.74                    10635.83
  1995/02/28      11065.57                    11050.31
  1995/03/31      11536.87                    11376.41
  1995/04/30      11860.88                    11711.44
  1995/05/31      12302.72                    12179.55
  1995/06/30      12862.38                    12462.48
  1995/07/31      13520.22                    12875.73
  1995/08/31      13547.85                    12908.05
  1995/09/30      13994.60                    13452.77
  1995/10/31      13610.19                    13404.75
  1995/11/30      14181.61                    13993.21
  1995/12/31      14115.33                    14262.72
  1996/01/31      14474.47                    14748.23
  1996/02/29      14866.26                    14884.94
  1996/03/31      14909.79                    15028.29
  1996/04/30      15225.40                    15249.80
  1996/05/31      15508.36                    15643.09
  1996/06/30      15236.28                    15702.69
  1996/07/31      14126.21                    15008.95
  1996/08/31      14412.90                    15325.49
  1996/09/30      15039.55                    16188.01
  1996/10/31      15358.57                    16634.47
  1996/11/30      16497.93                    17891.87
  1996/12/31      16362.51                    17537.43
  1997/01/31      17201.62                    18633.17
  1997/02/28      17026.80                    18779.26
  1997/03/31      16001.23                    18007.62
  1997/04/30      16817.03                    19082.67
  1997/05/31      18157.26                    20244.42
  1997/06/30      19008.02                    21151.37
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Fifty on September 17, 1993, when the fund started, and the current maximum 3% sales charge was paid. As the chart shows, by June 30, 1997, the value of the investment would have grown to $19,008 - a 90.08% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gain, if any, reinvested, the same $10,000 investment would have grown to $21,151 - a 111.51% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn,
the share price and return of
a fund that invests in stocks
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can
ride out the market's ups and
downs, you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Concerns in March and April
over higher interest rates and the
possibility of weaker corporate
earnings provided the only
significant pause in the U.S. stock
market's upward climb during the
12 months that ended June 30,
1997. The Standard & Poor's
500 Index returned 34.70% during
the period - well above its
long-term annual average of about
11%. The stock market spent
much of the period breaking price
and trading volume records. Solid
corporate earnings, large inflows
into mutual funds, widespread
optimism, moderate economic
growth, low inflation and a generally
favorable interest rate environment
propelled share prices higher,
especially among
large-capitalization stocks. In
February, however, Federal
Reserve Board Chairman Alan
Greenspan indicated the Fed's
inclination to raise short-term
interest rates to head off inflation
that might be caused by a tight labor
market. Because higher interest
rates tend to slow economic growth
and increase borrowing costs, the
stock market faltered as the Fed's
March meeting approached. At that
meeting, the Fed raised a key
short-term interest rate. The stock
market - already at historically high
valuations - sold off sharply
through mid-April, when positive
news on the inflation front emerged.
The market recovered from that
point, with the Dow Jones Industrial
Average closing above the 7700
mark for the first time in June. The
market broadened to include many
small- and mid-capitalization
stocks in the rally that continued
through the end of June.
An interview with Scott Stewart, Portfolio Manager of Fidelity Fifty
Q. SCOTT, HOW DID THE FUND PERFORM?
A. Very well against its peer group, while underperforming the index. For the 12-month period that ended June 30, 1997, the fund posted a return of 24.75%. By comparison, the average capital appreciation fund, as tracked by Lipper Analytical Services, was up 14.44% over the same period. The Standard & Poor's 500 Index returned 34.70% over the same time frame.
Q. WHAT'S BEHIND THE FUND'S NOTABLE OUTPERFORMANCE OF ITS PEER GROUP?
A. I believe the fund was helped tremendously over the period by strong, broad-based, individual stock selection. Individual stock selection is the engine of this fund, and I'm pleased to see that it worked well over the past 12 months. The fund's performance also was helped because it held more larger-capitalization companies than most of its peers, and, as a group, large-cap stocks were definitely the top performers over the period.
Q. IT SEEMS UNUSUAL THAT THE FUND WOULD DO SO WELL AGAINST ITS PEERS WHILE UNDERPERFORMING THE INDEX.
A. We are in an unusual market environment. As I mentioned, large-capitalization stocks were the best performers over the period, and the S&P index had 80% of its value in companies with market capitalizations of $10 billion or more. By definition, capital appreciation funds, such as this one, tend to focus on smaller-cap stocks or at least a variety of small- to large-cap stocks. So while this fund had a slightly higher-capitalization weighting than its peers - about 33% of the fund was invested in stocks of $10 billion or more at the end of the period - its capitalization size is always smaller than the S&P index. Investors might be aware that the index's holdings are weighted by their market capitalizations. That is, the larger the capitalization of a stock, the more of it the index owned. Very few actively managed funds are weighted in a similar way. I also should add that capital appreciation funds were not alone in finding it difficult to beat the index over the period. Over the one year period, only about 6% of all actively managed funds beat the S&P.
Q. WHICH OF THE FUND'S STOCKS WERE STANDOUT PERFORMERS OVER THE PERIOD?
A. Many technology stocks were strong performers. For example, Pentium chip producer Intel, the fund's largest holding six months ago, almost doubled over the year. It benefited from very low fixed and variable costs and a huge margin increase. At the end of the period, I still owned it but had sold a large portion of it shortly before its stock peaked. Financial stocks - which made up the fund's largest sector weighting at the end of the period - also generated strong earnings and stock performance. That's mostly because many banks were restructuring their balance sheets, improving loan structures and buying out other banks, which allowed them to get rid of extra branch offices. They also benefited somewhat from the low interest rate environment over the period. The fund's largest holding at the end of the period, BankAmerica, was up about 75%, which was especially good news because I was able to buy it for the fund at about a 15% discount to other major banks. National City and NationsBank also turned in strong performances over the period.
Q. OBVIOUSLY THE FUND'S PERFORMANCE WAS STRONG. DID ANYTHING GO WRONG OVER THE PERIOD?
A. As I said, I was pleased with the fund's performance. While I don't expect to be perfect on every stock, things can always be better. For example, I could have reduced my position in Intel at a price closer to its peak.
Q. SCOTT, HOW DOES THE FUND LOOK GOING FORWARD?
A. I'm very comfortable with the structure of the fund, especially from the sector-weightings point of view. Near the end of the period, I slightly lowered the capitalization size of the fund to take advantage of a drop in the price of lower-cap stocks and to bring the fund in line with its competitors. Right now, I think many capital appreciation fund managers are waiting for large-capitalization stocks to disappoint, and are positioned to benefit if and when that happens.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: to increase the value
of the fund's shares by
investing mainly in equity
securities, normally 50-60
stocks
FUND NUMBER: 500
TRADING SYMBOL: FFTYX
START DATE: September 17,
1993
SIZE: as of June 30, 1997,
more than $156 million
MANAGER: Scott Stewart,
since 1993; founder and
head of Fidelity's Structured
Equity Group, since 1987;
joined
Fidelity in 1987
(checkmark)
SCOTT STEWART ON HOLDING CASH
AND FUTURES IN THE FUND:
"At the end of the period, cash
- or short-term investments
- made up over 2.6% of the
fund. While these
short-term investments
actually made up about 12%
of the fund, they were offset
by an investment of
approximately 9% of the fund
in futures.
"I try to manage the fund's
cash exposure by using
futures. At the end of the
period, the fund owned mostly
small-capitalization futures,
such as the Russell 2000
Futures I bought this spring.
Investing in these futures
allows me to stay fully
invested in the market. The
way I think of it is that returns
from the futures plus the
fund's cash equals the
approximate return of stocks.
That is, the profits from
futures, plus the fund's base
of cash added together
perform very much like stocks
do. As a result, I use futures.
They're cheap, they're quick,
and, over the period, they
helped the fund outperform its
peers."
INVESTMENT CHANGES


TOP TEN STOCKS AS OF JUNE 30, 1997
                         % OF FUND'S    % OF FUND'S
                         INVESTMENTS    INVESTMENTS
                                        IN THESE STOCKS
                                        6 MONTHS AGO

BankAmerica Corp.        3.2            2.2

Procter & Gamble Co.     3.1            2.2

PepsiCo, Inc.            3.0            2.4

Coastal Corp. (The)      2.8            2.1

Tenet Healthcare Corp.   2.7            1.7

AMR Corp.                2.6            2.1

Case Corp.               2.5            1.4

NationsBank Corp.        2.4            2.5

WorldCom, Inc.           2.4            0.0

National City Corp.      2.3            2.5

TOP FIVE MARKET SECTORS AS OF JUNE 30, 1997
                     % OF FUND'S    % OF FUND'S
                     INVESTMENTS    INVESTMENTS
                                    IN THESE MARKET
                                    SECTORS
                                    6 MONTHS AGO

Finance              12.6           11.2

Technology           11.6           21.3

Services             9.3            1.0

Health               7.3            6.3

Retail & Wholesale   7.1            4.5

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF JUNE 30, 1997 * AS OF DECEMBER 31, 1996**
Row: 1, Col: 1, Value: 2.6
Row: 1, Col: 2, Value: 47.4
Row: 1, Col: 3, Value: 50.0
Stocks and
equity futures 96.4%
Short-term
investments 3.6%
FOREIGN
INVESTMENTS 1.1%
Stocks and
equity futures 97.4%
Short-term
investments 2.6%
FOREIGN
INVESTMENTS 4.7%
Row: 1, Col: 1, Value: 3.6
Row: 1, Col: 2, Value: 46.4
Row: 1, Col: 3, Value: 50.0
*
**
INVESTMENTS JUNE 30, 1997

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 88.5%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 1.2%
Boeing Co.   34,400 $ 1,825,300
BASIC INDUSTRIES - 4.9%
CHEMICALS & PLASTICS - 1.0%
Monsanto Co.   36,900  1,589,006
PAPER & FOREST PRODUCTS - 3.9%
Boise Cascade Corp.   85,300  3,012,156
Kimberly-Clark Corp.   60,000  2,985,000
  5,997,156
TOTAL BASIC INDUSTRIES   7,586,162
CONSTRUCTION & REAL ESTATE - 2.4%
BUILDING MATERIALS - 2.4%
American Standard Companies, Inc. (a)  57,100  2,555,225
Coltec Industries, Inc. (a)   56,600  1,103,700
  3,658,925
DURABLES - 1.6%
AUTOS, TIRES, & ACCESSORIES - 1.6%
Tower Automotive, Inc. (a)   57,000  2,451,000
ENERGY - 5.2%
ENERGY SERVICES - 2.4%
BJ Services Co. (a)   31,376  1,682,538
Falcon Drilling, Inc. (a)   33,750  1,944,844
  3,627,382
OIL & GAS - 2.8%
Coastal Corp. (The)  80,900  4,302,869
TOTAL ENERGY   7,930,251
FINANCE - 12.6%
BANKS - 7.9%
BankAmerica Corp.   76,200  4,919,663
National City Corp.   67,300  3,533,250
NationsBank Corp.   57,000  3,676,500
  12,129,413
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
FINANCE - CONTINUED
CREDIT & OTHER FINANCE - 1.0%
Aames Financial Corp.   81,550 $ 1,508,675
INSURANCE - 2.6%
AFLAC, Inc.   53,100  2,508,975
AMBAC, Inc.   18,900  1,443,488
  3,952,463
SAVINGS & LOANS - 1.1%
Dime Bancorp., Inc.   98,700  1,727,250
TOTAL FINANCE   19,317,801
HEALTH - 7.3%
DRUGS & PHARMACEUTICALS - 1.6%
Merck & Co., Inc.   23,100  2,390,850
MEDICAL FACILITIES MANAGEMENT - 5.7%
Humana, Inc. (a)   126,000  2,913,750
Tenet Healthcare Corp. (a)   141,400  4,180,138
United HealthCare Corp.   31,400  1,632,800
  8,726,688
TOTAL HEALTH   11,117,538
INDUSTRIAL MACHINERY & EQUIPMENT - 6.7%
ELECTRICAL EQUIPMENT - 2.1%
Westinghouse Electric Corp.   137,476  3,179,133
INDUSTRIAL MACHINERY & EQUIPMENT - 3.1%
Case Corp.   55,600  3,829,450
Harnischfeger Industries, Inc.   22,300  925,450
  4,754,900
POLLUTION CONTROL - 1.5%
United Waste Systems, Inc. (a)   56,000  2,296,000
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   10,230,033
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
MEDIA & LEISURE - 4.8%
ENTERTAINMENT - 1.1%
Viacom, Inc. Class B (non-vtg.) (a)  57,400 $ 1,722,000
LODGING & GAMING - 3.2%
HFS, Inc. (a)   44,500  2,581,000
Mirage Resorts, Inc. (a)   93,200  2,353,300
  4,934,300
PUBLISHING - 0.5%
Times Mirror Co. Class A  13,800  762,450
TOTAL MEDIA & LEISURE   7,418,750
NONDURABLES - 6.1%
BEVERAGES - 3.0%
PepsiCo, Inc.   122,300  4,593,894
HOUSEHOLD PRODUCTS - 3.1%
Procter & Gamble Co.   34,100  4,816,625
TOTAL NONDURABLES   9,410,519
PRECIOUS METALS - 1.2%
Newmont Gold Co.   47,300  1,889,044
RETAIL & WHOLESALE - 7.1%
APPAREL STORES - 3.4%
Payless ShoeSource, Inc. (a)   31,900  1,744,531
TJX Companies, Inc.   130,600  3,444,575
  5,189,106
GENERAL MERCHANDISE STORES - 1.5%
Consolidated Stores Corp. (a)   65,875  2,289,156
RETAIL & WHOLESALE, MISCELLANEOUS - 2.2%
Corporate Express, Inc.   108,000  1,559,250
Toys "R" Us, Inc. (a)   51,000  1,785,000
  3,344,250
TOTAL RETAIL & WHOLESALE   10,822,512
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
SERVICES - 9.3%
ADVERTISING - 2.2%
Omnicom Group, Inc.   56,000 $ 3,451,000
PRINTING - 1.4%
ASM Lithography Holding NV (a)  35,400  2,070,900
SERVICES - 5.7%
ADT Ltd. (a)   75,000  2,475,000
AccuStaff, Inc. (a)   105,500  2,499,031
Premier Technologies, Inc. (a)   53,200  1,383,200
Sitel Corp. (a)   114,300  2,357,438
  8,714,669
TOTAL SERVICES   14,236,569
TECHNOLOGY - 11.6%
COMMUNICATIONS EQUIPMENT - 1.7%
Alcatel Alsthom Compagnie Generale d'Electricite
SA sponsored ADR  105,700  2,668,925
COMPUTER SERVICES & SOFTWARE - 3.6%
Microsoft Corp. (a)   22,000  2,780,250
SunGard Data Systems, Inc. (a)   59,600  2,771,400
  5,551,650
COMPUTERS & OFFICE EQUIPMENT - 1.5%
Bell & Howell Co. (a)  40,900  1,260,231
Pitney Bowes, Inc.   14,600  1,014,700
  2,274,931
ELECTRONICS - 4.8%
Altera Corp. (a)  9,200  464,600
Brightpoint, Inc. (a)   43,500  1,416,469
Intel Corp.   7,400  1,049,413
Solectron Corp. (a)   28,000  1,960,000
Texas Instruments, Inc.   29,600  2,488,250
  7,378,732
TOTAL TECHNOLOGY   17,874,238
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TRANSPORTATION - 4.1%
AIR TRANSPORTATION - 2.6%
AMR Corp. (a)   43,800 $ 4,051,500
TRUCKING & FREIGHT - 1.5%
USFreightways Corp.   89,300  2,310,638
TOTAL TRANSPORTATION   6,362,138
UTILITIES - 2.4%
TELEPHONE SERVICES - 2.4%
WorldCom, Inc. (a)   114,570  3,666,287
TOTAL COMMON STOCKS
(Cost $111,959,151)   135,797,067
U.S. TREASURY OBLIGATIONS - 0.3%
  PRINCIPAL
  AMOUNT
U.S. Treasury Bills, yields at date of purchase
5.26% - 5.28%, 1/8/98 (c) (Cost $437,753) $ 450,000  437,706
CASH EQUIVALENTS - 11.2%
 SHARES
Taxable Central Cash Fund (b) (cost $17,157,064)  17,157,064  17,157,064
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $129,553,968)  $ 153,391,837
FUTURES CONTRACTS
    EXPIRATION UNDERLYING FACE UNREALIZED
   DATE AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
12 Midcap 400 Stock
Index Futures Contracts   Sep. 1997 $ 1,737,600 $ 7,510
55 Russell 2000 Stock
Index Futures Contracts   Sep. 1997  10,969,750  74,963
2 S&P 500 Stock
Index Futures Contracts   Sep. 1997  890,250  (8,015)
        $ 74,458
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 8.9%
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.58%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
3. Security pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $437,706. INCOME TAX INFORMATION
At June 30, 1997, the aggregate cost of investment securities for income tax purposes was $129,561,745. Net unrealized appreciation aggregated $23,830,092 of which $25,691,076 related to appreciated investment securities and $1,860,984 related to depreciated investment securities. The fund hereby designates approximately $6,813,000 as a capital gain dividend for the purpose of the dividend paid deduction.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 JUNE 30, 1997

ASSETS

Investment in securities, at value (cost $129,553,968) -                $ 153,391,837
See accompanying schedule

Receivable for fund shares sold                                          3,318,336

Dividends receivable                                                     107,521

Interest receivable                                                      71,236

Receivable for daily variation on futures contracts                      38,385

Other receivables                                                        7,335

 TOTAL ASSETS                                                            156,934,650

LIABILITIES

Payable for investments purchased                           $ 262,177

Payable for fund shares redeemed                             422,875

Accrued management fee                                       54,417

Other payables and accrued expenses                          58,847

 TOTAL LIABILITIES                                                       798,316

NET ASSETS                                                              $ 156,136,334

Net Assets consist of:

Paid in capital                                                         $ 111,994,185

Undistributed net investment income                                      505,676

Accumulated undistributed net realized gain (loss) on                    19,724,146
investments and foreign currency transactions

Net unrealized appreciation (depreciation) on                            23,912,327
investments

NET ASSETS, for 9,574,742 shares outstanding                            $ 156,136,334

NET ASSET VALUE, offering price and redemption price                     $16.31
per share ($156,136,334 (divided by) 9,574,742 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED JUNE 30, 1997

INVESTMENT INCOME                                                        $ 1,420,545
Dividends

Interest                                                                  655,094

 TOTAL INCOME                                                             2,075,639

EXPENSES

Management fee                                             $ 917,847
Basic fee

 Performance adjustment                                     (230,173)

Transfer agent fees                                         443,577

Accounting fees and expenses                                92,406

Non-interested trustees' compensation                       1,153

Custodian fees and expenses                                 17,767

Registration fees                                           55,846

Audit                                                       30,008

Legal                                                       1,576

Reports to shareholders                                     10,309

 Total expenses before reductions                           1,340,316

 Expense reductions                                         (67,507)      1,272,809

NET INVESTMENT INCOME                                                     802,830

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                      21,910,281

 Foreign currency transactions                              218

 Futures contracts                                          895,634       22,806,133

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                      7,695,431

 Assets and liabilities in foreign currencies               (32)

 Futures contracts                                          162,486       7,857,885

NET GAIN (LOSS)                                                           30,664,018

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                          $ 31,466,848
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                          YEAR ENDED       YEAR ENDED
                                                          JUNE 30,         JUNE 30,
                                                          1997             1996

INCREASE (DECREASE) IN NET ASSETS

Operations                                                $ 802,830        $ 1,944,040
Net investment income

 Net realized gain (loss)                                  22,806,133       16,750,199

 Change in net unrealized appreciation (depreciation)      7,857,885        6,555,135

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           31,466,848       25,249,374
FROM OPERATIONS

Distributions to shareholders                              (1,070,638)      (1,413,153)
From net investment income

 From net realized gain                                    (9,845,020)      (13,362,095)

 TOTAL DISTRIBUTIONS                                       (10,915,658)     (14,775,248)

Share transactions                                         143,303,825      172,795,915
Net proceeds from sales of shares

 Reinvestment of distributions                             10,824,055       14,630,874

 Cost of shares redeemed                                   (199,525,490)    (145,489,851)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           (45,397,610)     41,936,938
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                  (24,846,420)     52,411,064

NET ASSETS

 Beginning of period                                       180,982,754      128,571,690

 End of period (including undistributed net investment    $ 156,136,334    $ 180,982,754
income of $505,676 and $1,141,826, respectively)

OTHER INFORMATION
Shares

 Sold                                                      9,988,553        12,765,610

 Issued in reinvestment of distributions                   823,934          1,127,988

 Redeemed                                                  (14,161,512)     (10,786,198)

 Net increase (decrease)                                   (3,349,025)      3,107,400


FINANCIAL HIGHLIGHTS
      YEARS ENDED JUNE 30,                 SEPTEMBER 17,
                                           1993
                                           (COMMENCEMENT
                                           OF OPERATIONS) TO
                                           JUNE 30,

      1997                   1996   1995   1994


SELECTED PER-SHARE DATA

Net asset value, beginning of period       $ 14.00     $ 13.10     $ 10.17     $ 10.00

Income from Investment Operations

 Net investment income                      .07 E       .15         .08         .02

 Net realized and unrealized                3.16        2.12        2.97        .16
 gain (loss)

 Total from investment operations           3.23        2.27        3.05        .18



Less Distributions

 From net investment income                 (.09)       (.13)       (.02)       (.01)

 From net realized gain                     (.83)       (1.24)      (.10)       -

 Total distributions                        (.92)       (1.37)      (.12)       (.01)

Net asset value, end of period             $ 16.31     $ 14.00     $ 13.10     $ 10.17

TOTAL RETURN B, C                           24.75%      18.46%      30.26%      1.80%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)    $ 156,136   $ 180,983   $ 128,572   $ 48,359

Ratio of expenses to average net assets     .88%        1.03%       1.22%       1.58% A

Ratio of expenses to average net assets     .84%        .99%        1.19% D     1.58% A
                                           D           D
after expense reductions

Ratio of net investment income to           .53%        1.20%       1.15%       .23% A
average
net assets

Portfolio turnover rate                     131%        152%        180%        320% A

Average commission rate F                  $ .0439


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
E NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
F FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
NOTES TO FINANCIAL STATEMENTS
For the period ended June 30, 1997


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Fifty Fund (the fund) is a fund of Fidelity Hastings Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INVESTMENT INCOME - CONTINUED
dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures and options transactions, market discount and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission(the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
2. OPERATING POLICIES - CONTINUED
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by FMR Texas, an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions received by the fund are recorded as interest income in the accompanying financial statements.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $183,496,694 and $241,050,955, respectively.
The market value of futures contracts opened and closed during the period amounted to $116,751,923 and $115,702,093, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of ".20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .45% of average net assets after the performance adjustment.
SALES LOAD. For the period January 1, 1995 through December 31, 1998, Fidelity Distributors Corporation (FDC), an affiliate of FMR and the general distributor of the fund, will voluntarily waive the sales charge (3% of the offering price) on the sales of shares.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .29% of average net assets.
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $36,245 for the period.
5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $63,800 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $1,473 and $2,234, respectively, under these arrangements.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Hastings Street Trust and the Shareholders of Fidelity Fifty:
We have audited the accompanying statement of assets and liabilities of Fidelity Hastings Street Trust: Fidelity Fifty, including the schedule of portfolio investments, as of June 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period September 17,1993 (commencement of operations) to June 30, 1994. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Hastings Street Trust: Fidelity Fifty as of June 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period September 17, 1993 (commencement of operations) to June 30, 1994, in conformity with generally accepted accounting principles. /s/COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
August 4, 1997
DISTRIBUTIONS


The Board of Trustees of Fidelity Fifty voted to pay on August 4, 1997, to shareholders of record at the opening of business on August 1, 1997, a distribution of $1.36 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.04 per share from net investment income.
A total of .57% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
A total of 28% of the dividend distributed during the fiscal year qualifies for the dividends-received-deductions for corporate shareholders.
The fund will notify shareholders in January 1998 of these percentages for use in preparing 1997 income tax returns.
PROXY VOTING RESULTS


A special meeting of the fund's shareholders was held on July 16, 1997. The results of votes taken among shareholders on proposals are listed below. PROPOSAL 1
To elect as Trustees the following twelve nominees.
 # OF % OF
 SHARES VOTED SHARES VOTED
J. GARY BURKHEAD
Affirmative  105,692,081.014 97.033
Withheld  3,231,430.067 2.967
 TOTAL  108,923,511.081 100.000
RALPH F. COX
Affirmative  105,680,605.875 97.023
Withheld  3,242,905.206 2.977
 TOTAL  108,923,511.081 100.00
PHYLLIS BURKE DAVIS
Affirmative  105,651,999.712 96.997
Withheld  3,271,511.369 3.003
 TOTAL  108,923,511.081 100.000
ROBERT M. GATES
Affirmative  105,511,218.744 96.867
Withheld  3,412,292.337 3.133
 TOTAL  108,923,511.081 100.000
EDWARD C. JOHNSON 3D
Affirmative  105,632,223.614 96.978
Withheld  3,291,287.467 3.022
 TOTAL  108,923,511.081 100.000
E. BRADLEY JONES
Affirmative  105,521,432.110 96.877
Withheld  3,402,078.971 3.123
 TOTAL  108,923,511.081 100.000
 # OF % OF
 SHARES VOTED SHARES VOTED
DONALD J. KIRK
Affirmative  105,713,930.272 97.053
Withheld  3,209,580.809 2.947
 TOTAL  108,923,511.081 100.000
PETER S. LYNCH
Affirmative  105,733,536.173 97.071
Withheld  3,189,974.908 2.929
 TOTAL  108,923,511.081 100.000
WILLIAM O. MCCOY
Affirmative  105,749,629.803 97.086
Withheld  3,173,881.278 2.914
 TOTAL  108,923,511.081 100.000
GERALD C. MCDONOUGH
Affirmative  105,573,768.259 96.925
Withheld  3,349,742.822 3.075
 TOTAL  108,923,511.081 100.000
MARVIN L. MANN
Affirmative  105,739,307.496 97.077
Withheld  3,184,203.585 2.923
 TOTAL  108,923,511.081 100.000
THOMAS R. WILLIAMS
Affirmative  105,548,338.446 96.901
Withheld  3,375,172.635 3.099
 TOTAL  108,923,511.081 100.000
PROPOSAL 2
To ratify the selection of Coopers & Lybrand L.L.P. as independent accountants of Fidelity Hastings Street Trust.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     104,484,632.950    95.925

Against         1,151,276.434      1.057

Abstain         3,287,601.697      3.018

TOTAL          108,923,511.081     100.000

PROPOSAL 3
To amend the Declaration of Trust to provide voting rights based on a shareholder's total dollar investment in a fund, rather than on the number of shares owned.
TRUST LEVEL # OF % OF
 SHARES VOTED SHARES VOTED
 OF THE TRUST  OF THE TRUST
Affirmative     94,915,172.474     88.458

Against         5,484,184.492      5.112

Abstain         6,899,772.115      6.430

TOTAL           107,299,129.081    100.000

Not Voting      1,624,382.000

FUND LEVEL # OF % OF
 SHARES VOTED SHARES VOTED
 OF THE FUND  OF THE FUND
Affirmative     3,925,373.934    83.461

Against         378,913.446      8.057

Abstain         398,951.504      8.482

TOTAL           4,703,238.884    100.000

Not Voting      67,978.000

PROPOSAL 4
To amend the Declaration of Trust to eliminate the requirement that shareholders be notified in the event of an appointment of a trustee within three months of the appointment.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     98,686,816.986     91.974

Against         3,875,803.557      3.612

Abstain         4,736,508.538      4.414

TOTAL           107,299,129.081    100.000

Not Voting      1,624,382.000

PROPOSAL 5
To amend the Declaration of Trust to clarify that the Trustees may authorize the investment of all of a fund's assets in another open-end investment company with substantially the same investment objective and policies.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     92,479,709.631     86.189

Against         9,779,633.919      9.114

Abstain         5,039,785.531      4.697

TOTAL           107,299,129.081    100.000

Not Voting      1,624,382.000

PROPOSAL 6
To adopt a new fundamental investment policy for the fund that would permit it to invest all of its assets in another open-end investment company managed by FMR or an affiliate with substantially the same investment objective and policies.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     3,678,463.038    78.211

Against         581,068.600      12.355

Abstain         443,707.246      9.434

TOTAL           4,703,238.884    100.000

Not Voting      67,978.000

PROPOSAL 7
To approve an amended management contract for the fund that would reduce the management fee payable to FMR by the fund as FMR's assets under management increase and would modify the performance adjustment calculation to calculate the fund's investment performance and that of its comparative index to the nearest 0.01%.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     3,894,184.927    82.798

Against         322,609.296      6.859

Abstain         486,444.661      10.343

TOTAL           4,703,238.884    100.000

Not Voting      67,978.000

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day. BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.
1
 For quotes.*
2
 For account balances and holdings.
3
 To review orders and mutual
fund activity.
4
 To change your PIN.
5
  To speak to a Fidelity representative.
*
0
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services. (PHONE_GRAPHIC)(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI.
SM
(PHONE_GRAPHIC)(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL
VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT
YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO
ASSURANCE THAT
MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN
INVESTMENT
IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.
TOTAL
RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS
AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
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COLORADO
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FLORIDA
4400 N. Federal Highway
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90 Alhambra Plaza
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GEORGIA
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1000 Abernathy Road
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HAWAII
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ILLINOIS
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3232 Lake Avenue
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INDIANA
4729 East 82nd Street
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LOUISIANA
201 St. Charles Avenue
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MAINE
3 Canal Plaza
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MARYLAND
7401 Wisconsin Avenue
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1 West Pennsylvania Ave.
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MASSACHUSETTS
470 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
25 State Street
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300 Granite Street
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44 Mall Road
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416 Belmont Street
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MICHIGAN
280 North Woodward Ave.
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29155 Northwestern Hwy.
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MINNESOTA
7600 France Avenue South
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MISSOURI
700 West 47th Street
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8885 Ladue Road
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NEW JERSEY
150 Essex Street
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56 South Street
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501 Route 17, South
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NEW YORK
1055 Franklin Avenue
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NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
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OHIO
600 Vine Street
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28699 Chagrin Boulevard
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OREGON
121 S.W. Morrison Street
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PENNSYLVANIA
1735 Market Street
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439 Fifth Avenue
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TENNESSEE
6150 Poplar Road
Memphis, TN
TEXAS
10000 Research Boulevard
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7001 Preston Road
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1155 Dairy Ashford Street
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2701 Drexel Drive
Houston, TX
400 East Las Colinas Blvd.
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14100 San Pedro
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19740 IH 45 North
Spring, TX
UTAH
215 South State Street
Salt Lake City, UT
VERMONT
199 Main Street
Burlington, VT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1900 K Street, N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI


INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management &
 Research Company
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
William J. Hayes, Vice President
Robert A. Lawrence, Vice President
Scott Stewart, Vice President
Arthur S. Loring, Secretary
Richard A. Silver, Treasurer
Robert H. Morrison, Manager,
 Security Transactions
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox*
Phyllis Burke Davis *
Richard M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES
CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
FIDELITY'S GROWTH FUNDS
Blue Chip Growth Fund
Capital Appreciation Fund
Contrafund
Disciplined Equity Fund
Dividend Growth Fund
Emerging Growth Fund
Export and Multinational Fund
Fidelity Fifty
Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium(trademark) Fund
OTC Portfolio
Retirement Growth Fund
Small Cap Stock Fund
Stock Selector
TechnoQuant(trademark) Growth Fund
Trend Fund
Value Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions 1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress  1-800-544-5555
SM
 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)

FIDELITY
FUND
ANNUAL REPORT
JUNE 30, 1997
CONTENTS


PRESIDENT'S MESSAGE      3    Ned Johnson on investing
                              strategies.

PERFORMANCE              4    How the fund has done over time.

FUND TALK                6    The manager's review of fund
                              performance, strategy and outlook.

INVESTMENT CHANGES       9    A summary of major shifts in the
                              fund's investments over the past six
                              months.

INVESTMENTS              10   A complete list of the fund's
                              investments with their market
                              values.

FINANCIAL STATEMENTS     20   Statements of assets and liabilities,
                              operations, and changes in net
                              assets,
                              as well as financial highlights.

NOTES                    24   Notes to the financial statements.

REPORT OF INDEPENDENT    28   The auditor's opinion.
ACCOUNTANTS

DISTRIBUTIONS            29

PROXY VOTING RESULTS     30

To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
PRESIDENT'S MESSAGE



(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
Through the first six months of 1997, stock and bond markets experienced the kind of short-term volatility that can affect them periodically. The stock market rebounded strongly from its early spring correction to continue on its record-setting pace, as seen by the roughly 20% year-to-date gain by the Standard & Poor's 500 Index. The bond market posted moderate returns over the first half of the year, as positive news on the inflation front helped soften the effects of a hike in short-term interest rates by the Federal Reserve Board in late March.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED JUNE 30, 1997           PAST 1   PAST 5    PAST 10
                                      YEAR     YEARS     YEARS

Fidelity Fund                         27.97%   142.46%   264.02%

S&P 500(registered trademark)         34.70%   146.59%   292.69%

Growth & Income Funds Average         28.07%   122.51%   232.50%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth & income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 547 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED JUNE 30, 1997     PAST 1   PAST 5   PAST 10
                                YEAR     YEARS    YEARS

Fidelity Fund                   27.97%   19.38%   13.79%

S&P 500                         34.70%   19.78%   14.64%

Growth & Income Funds Average   28.07%   17.25%   12.67%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER 10 YEARS
  1987/06/30      10000.00                    10000.00
  1987/07/31      10601.09                    10507.00
  1987/08/31      10775.96                    10898.91
  1987/09/30      10694.95                    10660.22
  1987/10/31       8055.58                     8364.01
  1987/11/30       7648.67                     7674.82
  1987/12/31       8270.79                     8258.87
  1988/01/31       8477.86                     8606.57
  1988/02/29       9026.00                     9007.64
  1988/03/31       8860.32                     8729.30
  1988/04/30       8995.40                     8826.20
  1988/05/31       9038.38                     8902.98
  1988/06/30       9551.00                     9311.63
  1988/07/31       9458.15                     9276.25
  1988/08/31       9198.18                     8960.85
  1988/09/30       9515.56                     9342.59
  1988/10/31       9715.23                     9602.31
  1988/11/30       9590.43                     9465.00
  1988/12/31       9746.99                     9630.63
  1989/01/31      10284.28                    10335.60
  1989/02/28      10082.01                    10078.24
  1989/03/31      10329.09                    10313.06
  1989/04/30      10876.75                    10848.31
  1989/05/31      11411.67                    11287.67
  1989/06/30      11372.49                    11223.33
  1989/07/31      12257.15                    12236.79
  1989/08/31      12558.45                    12476.64
  1989/09/30      12540.14                    12425.48
  1989/10/31      12120.85                    12137.21
  1989/11/30      12295.02                    12384.81
  1989/12/31      12554.25                    12682.05
  1990/01/31      11882.07                    11831.08
  1990/02/28      12127.14                    11983.70
  1990/03/31      12365.78                    12301.27
  1990/04/30      12048.53                    11993.74
  1990/05/31      12943.88                    13163.13
  1990/06/30      12865.73                    13073.62
  1990/07/31      12745.09                    13031.78
  1990/08/31      11829.66                    11853.71
  1990/09/30      11300.18                    11276.43
  1990/10/31      11178.67                    11227.94
  1990/11/30      11671.85                    11953.27
  1990/12/31      11914.37                    12286.77
  1991/01/31      12682.33                    12822.47
  1991/02/28      13516.11                    13739.28
  1991/03/31      13824.63                    14071.77
  1991/04/30      13839.35                    14105.54
  1991/05/31      14538.68                    14714.90
  1991/06/30      13733.34                    14040.96
  1991/07/31      14348.16                    14695.26
  1991/08/31      14585.19                    15043.54
  1991/09/30      14459.31                    14792.31
  1991/10/31      14600.93                    14990.53
  1991/11/30      13721.44                    14386.41
  1991/12/31      14791.21                    16032.22
  1992/01/31      15023.58                    15734.02
  1992/02/29      15448.24                    15938.56
  1992/03/31      14980.70                    15627.76
  1992/04/30      15085.52                    16087.22
  1992/05/31      15222.58                    16166.04
  1992/06/30      15013.54                    15925.17
  1992/07/31      15337.63                    16576.51
  1992/08/31      15021.65                    16236.69
  1992/09/30      15175.05                    16428.28
  1992/10/31      15362.29                    16485.78
  1992/11/30      15704.22                    17047.95
  1992/12/31      16042.61                    17257.64
  1993/01/31      16466.12                    17402.60
  1993/02/28      16609.25                    17639.28
  1993/03/31      17102.59                    18011.46
  1993/04/30      17102.59                    17575.59
  1993/05/31      17521.39                    18046.61
  1993/06/30      17548.24                    18098.95
  1993/07/31      17565.43                    18026.55
  1993/08/31      18382.97                    18709.76
  1993/09/30      18551.04                    18565.69
  1993/10/31      18857.74                    18950.00
  1993/11/30      18355.86                    18769.98
  1993/12/31      18988.30                    18997.10
  1994/01/31      19796.32                    19643.00
  1994/02/28      19402.16                    19110.67
  1994/03/31      18519.79                    18277.45
  1994/04/30      18955.31                    18511.40
  1994/05/31      18935.52                    18814.98
  1994/06/30      18497.88                    18354.02
  1994/07/31      19104.20                    18956.03
  1994/08/31      19935.21                    19733.23
  1994/09/30      19516.39                    19249.76
  1994/10/31      19935.65                    19682.88
  1994/11/30      19233.39                    18966.03
  1994/12/31      19478.35                    19247.30
  1995/01/31      19446.73                    19746.38
  1995/02/28      20110.76                    20515.90
  1995/03/31      20839.78                    21121.32
  1995/04/30      21348.33                    21743.34
  1995/05/31      21708.55                    22612.42
  1995/06/30      22398.79                    23137.71
  1995/07/31      23420.78                    23904.96
  1995/08/31      23803.18                    23964.96
  1995/09/30      24502.27                    24976.28
  1995/10/31      24216.72                    24887.12
  1995/11/30      25238.11                    25979.66
  1995/12/31      25876.60                    26480.03
  1996/01/31      26506.06                    27381.41
  1996/02/29      26837.96                    27635.23
  1996/03/31      27342.30                    27901.36
  1996/04/30      27779.04                    28312.63
  1996/05/31      28319.22                    29042.81
  1996/06/30      28445.51                    29153.46
  1996/07/31      27210.75                    27865.46
  1996/08/31      27970.00                    28453.15
  1996/09/30      29401.44                    30054.49
  1996/10/31      29884.04                    30883.39
  1996/11/30      31678.32                    33217.87
  1996/12/31      31006.32                    32559.82
  1997/01/31      32311.85                    34594.16
  1997/02/28      32625.68                    34865.38
  1997/03/31      31013.18                    33432.76
  1997/04/30      32813.78                    35428.69
  1997/05/31      34614.38                    37585.59
  1997/06/30      36402.15                    39269.43
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Fund on June 30, 1987. As the chart shows, by June 30, 1997, the value of the investment would have grown to $36,402 - a 264.02% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gain, if any, reinvested, the same $10,000 investment would have grown to $39,269 - a 292.69% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn,
the share price and return of
a fund that invests in stocks
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can
ride out the market's ups and
downs, you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Concerns in March and April
over higher interest rates and the
possibility of weaker corporate
earnings provided the only
significant pause in the U.S. stock
market's upward climb during the
12 months that ended June 30,
1997. The Standard & Poor's
500 Index returned 34.70% during
the period - well above its
long-term annual average of about
11%. The stock market spent
much of the period breaking price
and trading volume records. Solid
corporate earnings, large inflows
into mutual funds, widespread
optimism, moderate economic
growth, low inflation and a generally
favorable interest rate environment
propelled share prices higher,
especially among
large-capitalization stocks. In
February, however, Federal
Reserve Board Chairman Alan
Greenspan indicated the Fed's
inclination to raise short-term
interest rates to head off inflation
that might be caused by a tight labor
market. Because higher interest
rates tend to slow economic growth
and increase borrowing costs, the
stock market faltered as the Fed's
March meeting approached. At that
meeting, the Fed raised a key
short-term interest rate. The stock
market - already at historically high
valuations - sold off sharply
through mid-April, when positive
news on the inflation front emerged.
The market recovered from that
point, with the Dow Jones Industrial
Average closing above the 7700
mark for the first time in June. The
market broadened to include many
small- and mid-capitalization
stocks in the rally that continued
through the end of June.
An interview with Beth Terrana, Portfolio Manager of Fidelity Fund
Q. HOW DID THE FUND PERFORM, BETH?
A. For the 12 months that ended June 30, 1997, the fund produced a return of 27.97%. During the same period, the growth & income funds average, as tracked by Lipper Analytical Services, returned 28.07% while the Standard & Poor's 500 Index returned 34.70%.
Q. WHICH STRATEGIES BENEFITED PERFORMANCE?
A. Broadly, my decision to emphasize selected stocks in the strong finance, health and diversified industrials sectors was particularly helpful. Within the finance and health areas, I focused on money-center banks and pharmaceuticals, including BankAmerica and Bristol-Myers Squibb - two of the more significant contributors to fund performance during the period. General Electric - the fund's top holding - was another positive contributor, based on its strong overall performance as well as its overweighting in the fund compared to the index. Additionally, a significant underweighting of generally weak electric and telecommunications utilities stocks proved very helpful.
Q. THE FUND PERFORMED WELL IN ABSOLUTE TERMS, BUT TRAILED THE INDEX. WHY
WAS THIS?
A. A significant portion of the fund's underperformance resulted from underexposure to a number of large-capitalization technology and nondurables stocks, which accounted for a disproportionate amount of the index's return. Microsoft and Coca-Cola - two of the largest index constituents - illustrate this point particularly well. Together, these TWO stocks alone accounted for approximately 2.4% of the index's 34.7% return. While in hindsight I clearly wish I'd owned more of these stocks, fundamentals for these companies didn't appear to support their valuations, which were at steep premiums to the overall market and comparable firms. That being said, the fund's larger positions performed well in this environment. Seven of the fund's top 10 holdings outperformed the index, and most of those that lagged only underperformed by slight margins.
Q. WITH THE MARKET BEING DRIVEN MOSTLY BY THE LARGE-CAP STOCKS YOU MENTIONED EARLIER, DID YOU CHANGE YOUR FOCUS TO EMPHASIZE MORE OF THESE TYPES OF STOCKS?
A. No. While larger-capitalization stocks - and some of the top 50 stocks in the S&P 500, notably General Electric - do comprise a portion of the fund's investments, my investment universe encompasses a much wider spectrum of stocks. Typically, my investments are an eclectic mix of medium-to-large capitalization stocks - in a variety of industries - with solid fundamentals and attractive valuations. Some of the fund's non-large-cap holdings performed well, including Tyco International and Consolidated Stores.
Q. IN TERMS OF THE PORTFOLIO, WHERE DID YOU LOOK FOR OPPORTUNITIES?
A. The finance and health care sectors - the two largest sector exposures for the fund - continued to perform well. Within the finance sector, I concentrated on larger banks and diversified financials, based on positive trends that began several years ago. Specifically, these firms have been reducing their cost structures through restructurings, improving their balance sheets through better portfolio management and buying back their stock. In addition, mergers and acquisitions continued to reduce industry overcapacity and generated economies of scale for many larger banks. Within the health care group, selected pharmaceuticals stocks offered compelling characteristics, based largely on rising drug utilization - which has driven unit sales growth rates higher - and solid pipelines of exciting new products. The fund's largest health care holdings during the period were Bristol-Myers Squibb and SmithKline Beecham.
Q. WHAT'S YOUR OUTLOOK?
A. It's likely that the supportive environment we've seen - that of moderate economic growth and low inflation - will continue. Also, given that there are few signs of inflation, I don't foresee any significant action by the Federal Reserve Board to raise interest rates - an event that likely would be a negative for the stock market. Assuming these conditions continue, the critical factor going forward will be the sustainability of corporate earnings. I'll try to remain focused on those companies capable of delivering exceptional numbers, particularly given the recent propensity of the market to dramatically reduce stock prices upon earnings disappointments. Recently, even earnings numbers that come in as expected have resulted in large stock price declines, partly because analysts' "real" expectations were even higher.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: to increase the value
of the fund's shares by
investing mainly in equity
securities, normally 50-60
stocks
FUND NUMBER: 500
TRADING SYMBOL: FFTYX
START DATE: September 17,
1993
SIZE: as of June 30, 1997,
more than $156 million
MANAGER: Scott Stewart,
since 1993; founder and
head of Fidelity's Structured
Equity Group, since 1987;
joined
Fidelity in 1987
(checkmark)
SCOTT STEWART ON HOLDING CASH
AND FUTURES IN THE FUND:
"At the end of the period, cash
- or short-term investments
- made up over 2.6% of the
fund. While these
short-term investments
actually made up about 12%
of the fund, they were offset
by an investment of
approximately 9% of the fund
in futures.
"I try to manage the fund's
cash exposure by using
futures. At the end of the
period, the fund owned mostly
small-capitalization futures,
such as the Russell 2000
Futures I bought this spring.
Investing in these futures
allows me to stay fully
invested in the market. The
way I think of it is that returns
from the futures plus the
fund's cash equals the
approximate return of stocks.
That is, the profits from
futures, plus the fund's base
of cash added together
perform very much like stocks
do. As a result, I use futures.
They're cheap, they're quick,
and, over the period, they
helped the fund outperform its
peers."
INVESTMENT CHANGES


TOP TEN STOCKS AS OF JUNE 30, 1997
                                        % OF FUND'S    % OF FUND'S
                                        INVESTMENTS    INVESTMENTS
                                                       IN THESE STOCKS
                                                       6 MONTHS AGO

General Electric Co.                    3.6            3.7

Philip Morris Companies, Inc.           2.5            2.1

BankAmerica Corp.                       2.4            1.9

Tyco International Ltd.                 2.3            2.0

Citicorp                                1.9            1.8

Consolidated Stores Corp.               1.8            1.7

Bristol-Myers Squibb Co.                1.8            1.3

Praxair, Inc.                           1.5            1.8

International Business Machines Corp.   1.4            2.5

Federated Department Stores, Inc.       1.4            0.0

TOP FIVE MARKET SECTORS AS OF JUNE 30, 1997
                                   % OF FUND'S    % OF FUND'S
                                   INVESTMENTS    INVESTMENTS
                                                  IN THESE MARKET
                                                  SECTORS
                                                  6 MONTHS AGO

Finance                            15.0           14.2

Health                             12.6           10.7

Retail & Wholesale                 9.7            5.9

Industrial Machinery & Equipment   9.6            6.4

Nondurables                        9.2            8.7

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF JUNE 30, 1997 * AS OF DECEMBER 31,1996 **
Row: 1, Col: 1, Value: 3.0
Row: 1, Col: 2, Value: 1.8
Row: 1, Col: 3, Value: 45.2
Row: 1, Col: 4, Value: 50.0
Stocks  94.9%
Bonds 1.1%
Short-term
investments 4.0%
FOREIGN
INVESTMENTS 7.1%
Stocks  96.3%
Bonds 0.8%
Short-term
investments 2.9%
FOREIGN
INVESTMENTS 7.4%
Row: 1, Col: 1, Value: 4.0
Row: 1, Col: 2, Value: 2.0
Row: 1, Col: 3, Value: 44.0
Row: 1, Col: 4, Value: 50.0
*
**
INVESTMENTS JUNE 30, 1997

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 95.3%
 SHARES VALUE (NOTE 1)
  (000S)
AEROSPACE & DEFENSE - 4.6%
AEROSPACE & DEFENSE - 4.2%
AlliedSignal, Inc.    841,700 $ 70,703
Boeing Co.   543,760  28,853
Lockheed Martin Corp.   365,200  37,821
Textron, Inc.   654,900  43,469
United Technologies Corp.   583,800  48,455
  229,301
DEFENSE ELECTRONICS - 0.4%
Raytheon Co.   465,900  23,761
TOTAL AEROSPACE & DEFENSE   253,062
BASIC INDUSTRIES - 5.3%
CHEMICALS & PLASTICS - 4.1%
Air Products & Chemicals, Inc.   311,300  25,293
Avery Dennison Corp.   189,500  7,604
Cytec Industries, Inc. (a)  135,300  5,057
Goodrich (B.F.) Co.   396,600  17,178
Hercules, Inc.   72,800  3,485
Monsanto Co.   1,142,300  49,190
Praxair, Inc.   1,446,260  80,991
Raychem Corp.   179,700  13,365
Sealed Air Corp. (a)  449,300  21,342
  223,505
PAPER & FOREST PRODUCTS - 1.2%
Fort Howard Corp. (a)  237,000  11,998
International Paper Co.   123,200  5,983
James River Corp. of Virginia  344,300  12,739
Kimberly-Clark Corp.   704,000  35,024
  65,744
TOTAL BASIC INDUSTRIES   289,249
CONSTRUCTION & REAL ESTATE - 3.1%
BUILDING MATERIALS - 1.8%
American Standard Companies, Inc. (a)  629,400  28,166
Masco Corp.   1,244,200  51,945
Sherwin-Williams Co.   673,700  20,800
  100,911
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
CONSTRUCTION & REAL ESTATE - CONTINUED
REAL ESTATE INVESTMENT TRUSTS - 1.3%
Beacon Properties Corp.   429,800 $ 14,345
Duke Realty Investors, Inc.   293,883  11,902
Equity Residential Properties Trust (SBI)  405,100  19,242
Public Storage, Inc.   580,100  16,968
Storage USA, Inc.   175,100  6,698
  69,155
TOTAL CONSTRUCTION & REAL ESTATE   170,066
DURABLES - 3.3%
AUTOS, TIRES, & ACCESSORIES - 0.4%
Eaton Corp.   164,400  14,354
Navistar International Corp. (a)  574,900  9,917
  24,271
CONSUMER DURABLES - 1.8%
Corning, Inc.   417,100  23,202
Minnesota Mining & Manufacturing Co.   738,200  75,296
  98,498
CONSUMER ELECTRONICS - 0.3%
Newell Co.   444,900  17,629
TEXTILES & APPAREL - 0.8%
Liz Claiborne, Inc.   643,600  30,007
VF Corp.   164,200  13,978
  43,985
TOTAL DURABLES   184,383
ENERGY - 7.7%
ENERGY SERVICES - 1.0%
Halliburton Co.   184,900  14,653
McDermott International, Inc.   232,200  6,777
Schlumberger Ltd.   246,200  30,775
  52,205
OIL & GAS - 6.7%
Amoco Corp.   424,600  36,914
British Petroleum PLC ADR  949,380  71,085
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
ENERGY - CONTINUED
OIL & GAS - CONTINUED
Exxon Corp.   703,100 $ 43,241
Mobil Corp.   459,900  32,136
Royal Dutch Petroleum Co.   1,052,800  57,246
Texaco, Inc.   481,800  52,396
Tosco Corp.   661,800  19,813
Total SA sponsored ADR  442,300  22,391
USX-Marathon Group  1,026,100  29,628
Unocal Corp.   182,511  7,083
  371,933
TOTAL ENERGY   424,138
FINANCE - 15.0%
BANKS - 8.1%
Bank of New York Co., Inc.   1,127,100  49,029
BankBoston Corp.   242,831  17,499
BankAmerica Corp.   2,067,800  133,502
Citicorp  878,900  105,962
First Bank System, Inc.   579,500  49,475
First Union Corp.   257,500  23,819
Mellon Bank Corp.   626,400  28,266
NationsBank Corp.   475,900  30,696
Wells Fargo & Co.   36,900  9,945
  448,193
CREDIT & OTHER FINANCE - 1.8%
American Express Co.   522,664  38,938
Associates First Capital Corp.   264,000  14,652
Household International, Inc.   404,411  47,493
  101,083
FEDERAL SPONSORED CREDIT - 1.9%
Federal Home Loan Mortgage Corporation  1,584,200  54,457
Federal National Mortgage Association  1,181,500  51,543
  106,000
INSURANCE - 2.4%
AFLAC, Inc.   234,800  11,094
Allstate Corp.   752,500  54,933
MGIC Investment Corp.   107,000  5,129
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
FINANCE - CONTINUED
INSURANCE - CONTINUED
PMI Group, Inc.   52,000 $ 3,244
Progressive Corp.   10,900  948
Travelers Group, Inc. (The)  917,900  57,885
  133,233
SAVINGS & LOANS - 0.8%
Ahmanson (H.F.) & Co.   157,500  6,773
Charter One Financial Corp.   175,800  9,471
Great Western Financial Corp.   461,400  24,800
  41,044
TOTAL FINANCE   829,553
HEALTH - 12.3%
DRUGS & PHARMACEUTICALS - 8.2%
American Home Products Corp.   861,500  65,905
Bristol-Myers Squibb Co.   1,209,900  98,002
Cytyc Corp. (a)  136,000  3,688
Merck & Co., Inc.   538,000  55,683
Pfizer, Inc.   511,000  61,065
Schering-Plough Corp.   1,167,000  55,870
SmithKline Beecham PLC ADR  833,900  76,406
Warner-Lambert Co.   263,700  32,765
  449,384
MEDICAL EQUIPMENT & SUPPLIES - 3.8%
Bard (C.R.), Inc.   395,200  14,350
Baxter International, Inc.   847,900  44,303
Boston Scientific Corp. (a)  450,300  27,665
Johnson & Johnson  1,097,500  70,652
McKesson Corp.   331,600  25,699
Medtronic, Inc.   309,800  25,094
  207,763
MEDICAL FACILITIES MANAGEMENT - 0.3%
Columbia/HCA Healthcare Corp.   96,462  3,793
Humana, Inc. (a)  658,700  15,232
  19,025
TOTAL HEALTH   676,172
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
HOLDING COMPANIES - 0.1%
CINergy Corp.   197,700 $ 6,882
INDUSTRIAL MACHINERY & EQUIPMENT - 9.0%
ELECTRICAL EQUIPMENT - 4.7%
Emerson Electric Co.   681,400  37,520
General Electric Co.   3,043,100  198,942
Harris Corp.   100,000  8,400
Westinghouse Electric Corp.   647,551  14,975
  259,837
INDUSTRIAL MACHINERY & EQUIPMENT - 4.1%
Illinois Tool Works, Inc.   742,100  37,059
Ingersoll-Rand Co.   314,300  19,408
Stanley Works  1,038,600  41,544
Tyco International Ltd.   1,810,716  125,958
  223,969
POLLUTION CONTROL - 0.2%
Waste Management, Inc.   380,100  12,211
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   496,017
MEDIA & LEISURE - 4.7%
BROADCASTING - 1.1%
Evergreen Media Corp. Class A (a)  644,500  28,761
Time Warner, Inc.   657,928  31,745
  60,506
ENTERTAINMENT - 0.6%
Disney (Walt) Co.   397,500  31,899
LEISURE DURABLES & TOYS - 0.5%
Mattel, Inc.   856,700  29,021
LODGING & GAMING - 0.3%
Host Marriott Corp. (a)  985,659  17,557
PUBLISHING - 2.2%
Cognizant Corp.   485,100  19,647
Harcourt General, Inc.   291,800  13,897
McGraw-Hill, Inc.   393,600  23,149
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
MEDIA & LEISURE - CONTINUED
PUBLISHING - CONTINUED
Scholastic Corp. (a)  216,700 $ 7,584
Times Mirror Co. Class A  880,100  48,626
World Color Press, Inc. (a)  235,900  5,602
  118,505
TOTAL MEDIA & LEISURE   257,488
NONDURABLES - 9.2%
BEVERAGES - 0.7%
PepsiCo, Inc.   998,900  37,521
FOODS - 1.6%
Campbell Soup Co.   1,340,700  67,035
Heinz (H.J.) Co.   273,200  12,601
Hershey Foods Corp.   215,700  11,931
  91,567
HOUSEHOLD PRODUCTS - 4.4%
Avon Products, Inc.   612,000  43,184
Clorox Co.   213,900  28,235
Colgate-Palmolive Co.   41,100  2,682
Procter & Gamble Co.   396,800  56,048
Rubbermaid, Inc.   307,000  9,133
Unilever NV ADR  345,200  73,894
Unilever PLC Ord.   975,600  27,959
  241,135
TOBACCO - 2.5%
Philip Morris Companies, Inc.   3,139,600  139,320
TOTAL NONDURABLES   509,543
PRECIOUS METALS - 0.2%
Getchell Gold Corp. (a)  382,887  13,497
RETAIL & WHOLESALE - 9.5%
APPAREL STORES - 1.4%
Gap, Inc.   943,900  36,694
Payless ShoeSource, Inc. (a)   763,900  41,776
  78,470
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
RETAIL & WHOLESALE - CONTINUED
DRUG STORES - 1.5%
CVS Corp.   1,184,713 $ 60,717
Walgreen Co.   456,700  24,491
  85,208
GENERAL MERCHANDISE STORES - 5.3%
Coles Myer Ltd.   2,257,500  11,724
Consolidated Stores Corp. (a)  2,838,593  98,641
Dayton Hudson Corp.   620,400  32,998
Federated Department Stores, Inc. (a)  2,254,800  78,354
Sears, Roebuck & Co.   650,510  34,965
Wal-Mart Stores, Inc.   974,200  32,940
  289,622
GROCERY STORES - 0.7%
American Stores Co.   331,900  16,388
Asda Group PLC  5,599,900  11,559
Ahold NV  112,800  9,511
  37,458
RETAIL & WHOLESALE, MISCELLANEOUS - 0.6%
Home Depot, Inc. (The)  513,200  35,378
TOTAL RETAIL & WHOLESALE   526,136
SERVICES - 3.0%
ADVERTISING - 1.1%
Omnicom Group, Inc.   902,700  55,629
Outdoor Systems, Inc. (a)  151,800  5,806
  61,435
LEASING & RENTAL - 0.3%
Hanover Compressor Co.   4,000  78
Republic Industries, Inc. (a)  178,300  4,435
Ryder Systems, Inc.   383,600  12,659
  17,172
PRINTING - 0.4%
Donnelley (R.R.) & Sons Co.   490,800  17,976
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
SERVICES - CONTINUED
SERVICES - 1.2%
ADT Ltd. (a)  624,800 $ 20,618
Ecolab, Inc.   451,500  21,559
National Service Industries, Inc.   198,300  9,655
Service Corp. International  464,609  15,274
  67,106
TOTAL SERVICES   163,689
TECHNOLOGY - 7.6%
COMMUNICATIONS EQUIPMENT - 0.6%
Alcatel Alsthom Compagnie Generale d'Electricite SA
sponsored ADR  77,200  1,949
Alcatel Alsthom Compagnie Generale d'Electricite SA  206,900  25,897
Andrew Corp.   158,200  4,449
  32,295
COMPUTER SERVICES & SOFTWARE - 1.7%
Adobe Systems, Inc.   80,800  2,833
Automatic Data Processing, Inc.   267,800  12,587
CUC International, Inc. (a)  491,400  12,684
CompUSA, Inc. (a)  611,400  13,145
Microsoft Corp. (a)  301,500  38,102
Oracle Systems Corp. (a)  306,700  15,450
  94,801
COMPUTERS & OFFICE EQUIPMENT - 4.0%
Compaq Computer Corp. (a)  459,700  45,625
Diebold, Inc.   407,650  15,898
International Business Machines Corp.   886,800  79,978
Pitney Bowes, Inc.   646,900  44,960
Xerox Corp.   421,200  33,223
  219,684
ELECTRONICS - 1.3%
Intel Corp.   364,000  51,620
Texas Instruments, Inc.   268,200  22,545
  74,165
TOTAL TECHNOLOGY   420,945
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
UTILITIES - 0.7%
ELECTRIC UTILITY - 0.3%
Edison International  694,400 $ 17,273
TELEPHONE SERVICES - 0.4%
WorldCom, Inc. (a)  653,600  20,915
TOTAL UTILITIES   38,188
TOTAL COMMON STOCKS
(Cost $3,870,670)   5,259,008
CONVERTIBLE PREFERRED STOCKS - 1.0%
CONSTRUCTION & REAL ESTATE - 0.2%
REAL ESTATE INVESTMENT TRUSTS - 0.2%
Vornado Realty Trust $3.25 Series A  167,000  9,039
DURABLES - 0.1%
AUTOS, TIRES, & ACCESSORIES - 0.1%
Republic Industries, Inc. $1.55  271,000  6,639
ENERGY - 0.3%
OIL & GAS - 0.3%
Tosco Financing Trust $2.875 (b)  258,200  14,556
HEALTH - 0.3%
MEDICAL EQUIPMENT & SUPPLIES - 0.3%
McKesson Financing Trust $2.50 (b)  297,400  18,067
MEDIA & LEISURE - 0.1%
LODGING & GAMING - 0.1%
Host Marriott Financial Trust $3.375 (b)  152,000  8,797
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $50,955)   57,098
CONVERTIBLE BONDS - 0.8%
  PRINCIPAL
  AMOUNT
INDUSTRIAL MACHINERY & EQUIPMENT - 0.6%
POLLUTION CONTROL - 0.6%
USA Waste Services, Inc. 4%, 2/1/02  Ba2 $ 20,270 $ 21,588
United Waste Systems, Inc. 4 1/2%, 6/1/01  B1  6,250  8,578
  30,166
RETAIL & WHOLESALE - 0.2%
GENERAL MERCHANDISE STORES - 0.1%
Federated Department Stores, Inc. 5%, 10/1/03  Baa3  6,940  8,276
RETAIL & WHOLESALE, MISCELLANEOUS - 0.1%
Staples, Inc. 4 1/2%, 10/1/00 (b)  Ba2  2,916  3,543
TOTAL RETAIL & WHOLESALE   11,819
TOTAL CONVERTIBLE BONDS
(Cost $39,788)   41,985
CASH EQUIVALENTS - 2.9%
 MATURITY
 AMOUNT (000S)
Investments in repurchase agreements
(U.S. Treasury obligations) in a joint
trading account at 5.93%, dated
6/30/97 due 7/1/97  $ 160,364  160,338
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $4,121,751)  $ 5,518,429
LEGEND
1. Non-income producing
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $44,963,000 or 0.8% of net assets.
3. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
INCOME TAX INFORMATION
At June 30, 1997, the aggregate cost of investment securities for income tax purposes was $4,127,965,000. Net unrealized appreciation aggregated $1,390,464,000, of which $1,405,424,000 related to appreciated investment securities and $14,960,000 related to depreciated investment securities. The fund hereby designates approximately $23,537,000 as a capital gain dividend for the purpose of the dividend paid deduction.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 (EXCEPT PER-SHARE AMOUNT) JUNE 30, 1997

ASSETS

Investment in securities, at value (including repurchase               $ 5,518,429
agreements of $160,338) (cost $4,121,751) -
See accompanying schedule

Receivable for investments sold                                         19,840

Receivable for fund shares sold                                         10,475

Dividends receivable                                                    5,313

Interest receivable                                                     463

Other receivables                                                       304

 TOTAL ASSETS                                                           5,554,824

LIABILITIES

Payable for investments purchased                           $ 20,342

Payable for fund shares redeemed                             11,458

Accrued management fee                                       1,742

Other payables and accrued expenses                          1,155

Collateral on securities loaned, at value                    11,444

 TOTAL LIABILITIES                                                      46,141

NET ASSETS                                                             $ 5,508,683

Net Assets consist of:

Paid in capital                                                        $ 3,908,689

Undistributed net investment income                                     492

Accumulated undistributed net realized gain (loss) on                   202,826
investments and foreign currency transactions

Net unrealized appreciation (depreciation) on                           1,396,676
investments and assets and liabilities in foreign
currencies

NET ASSETS, for 191,106 shares outstanding                             $ 5,508,683

NET ASSET VALUE, offering price and redemption price                    $28.83
per share ($5,508,683 (divided by) 191,106 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED JUNE 30, 1997

INVESTMENT INCOME                                                      $ 73,284
Dividends

Interest (including income on securities loaned of $243)                13,677

 TOTAL INCOME                                                           86,961

EXPENSES

Management fee                                              $ 17,689

Transfer agent fees                                          8,472

Accounting and security lending fees                         818

Non-interested trustees' compensation                        25

Custodian fees and expenses                                  97

Registration fees                                            363

Audit                                                        79

Legal                                                        30

Interest                                                     2

Reports to shareholders                                      173

Miscellaneous                                                15

 Total expenses before reductions                            27,763

 Expense reductions                                          (1,128)    26,635

NET INVESTMENT INCOME                                                   60,326

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                       255,005

 Foreign currency transactions                               (14)       254,991

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                       835,119

 Assets and liabilities in foreign currencies                3          835,122

NET GAIN (LOSS)                                                         1,090,113

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                        $ 1,150,439
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                          YEAR ENDED     YEAR ENDED
                                                          JUNE 30,       JUNE 30,
                                                          1997           1996

INCREASE (DECREASE) IN NET ASSETS

Operations                                                $ 60,326       $ 55,643
Net investment income

 Net realized gain (loss)                                  254,991        395,343

 Change in net unrealized appreciation (depreciation)      835,122        296,062

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           1,150,439      747,048
FROM OPERATIONS

Distributions to shareholders                              (59,829)       (58,669)
From net investment income

 From net realized gain                                    (294,229)      (182,544)

 TOTAL DISTRIBUTIONS                                       (354,058)      (241,213)

Share transactions                                         2,094,284      1,833,400
Net proceeds from sales of shares

 Reinvestment of distributions                             325,419        217,154

 Cost of shares redeemed                                   (1,654,747)    (1,013,515)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           764,956        1,037,039
FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                  1,561,337      1,542,874

NET ASSETS

 Beginning of period                                       3,947,346      2,404,472

 End of period (including undistributed net investment    $ 5,508,683    $ 3,947,346
income of $492 and $1,218, respectively)

OTHER INFORMATION
Shares

 Sold                                                      82,904         79,709

 Issued in reinvestment of distributions                   13,949         9,745

 Redeemed                                                  (65,855)       (43,626)

 Net increase (decrease)                                   30,998         45,828


FINANCIAL HIGHLIGHTS
      YEARS ENDED JUNE 30,                          SIX MONTHS    YEAR ENDED
                                                    ENDED         DECEMBER
                                                    JUNE 30,      31,

      1997                   1996   1995   1994 F   1993          1992


SELECTED PER-SHARE DATA

Net asset value,               $ 24.65   $ 21.04   $ 18.61   $ 20.42   $ 18.94      $ 18.46
beginning of period

Income from Investment
Operations

 Net investment income          .34 D     .39       .38       .27       .29 E        .45

 Net realized and               5.99      5.04      3.35      .79       1.48         1.09
 unrealized gain (loss)

 Total from investment          6.33      5.43      3.73      1.06      1.77         1.54
 operations

Less Distributions

 From net investment            (.33)     (.41)     (.36)     (.31)     (.22)        (.48)
 income

 From net realized gain         (1.82)    (1.41)    (.94)     (2.56)    (.07)        (.58)

 Total distributions            (2.15)    (1.82)    (1.30)    (2.87)    (.29)        (1.06)

Net asset value,               $ 28.83   $ 24.65   $ 21.04   $ 18.61   $ 20.42      $ 18.94
end of period

TOTAL RETURN B, C               27.97%    27.00%    21.09%    5.41%     9.39%        8.46%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period      $ 5,509   $ 3,947   $ 2,404   $ 1,592   $ 1,439      $ 1,354
(in millions)

Ratio of expenses to            .62%      .63%      .66%      .68%      .66% A       .67%
average net assets

Ratio of expenses to            .59%      .60%      .64%      .65% G    .66%A        .67%
average net assets after       G         G         G
expense reductions

Ratio of net investment         1.34%     1.71%     2.18%     1.85%     2.94%A, E    2.37%
income to average
net assets

Portfolio turnover rate         107%      150%      157%      207%      261%A        151%

Average commission             $ .0420
rate H


A ANNUALIZED B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 7 OF NOTES TO FINANCIAL STATEMENTS). D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD. E INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.06 PER SHARE. F EFFECTIVE JULY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES. G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 7 OF NOTES TO FINANCIAL STATEMENTS). H FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
NOTES TO FINANCIAL STATEMENTS
For the period ended June 30, 1997


6. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Fund (the fund) is a fund of Fidelity Hastings Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the
1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts , disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter
M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
INVESTMENT INCOME - CONTINUED
discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, market discount, partnerships, non-taxable dividends and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
7. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S.
Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal
2. OPERATING POLICIES -
CONTINUED
REPURCHASE AGREEMENTS - CONTINUED
amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
8. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $5,101,426,000 and $4,607,534,000, respectively.
9. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to
 .5200% for the period. The annual individual fund fee rate is .09%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .39% of average net assets.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .19% of average net assets.
ACCOUNTING AND SECURITY LENDING FEES. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $1,568,000 for the period.
10. SECURITY LENDING.
The fund loaned securities to certain brokers who paid the fund negotiated lenders' fees. These fees are included in interest income. The fund receives U.S. Treasury obligations and/or cash as collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. At period end, the value of the securities loaned and the value of collateral amounted to $11,167,000 and $11,444,000, respectively.
11. BANK BORROWINGS.
The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, the fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The maximum loan and the average daily loan balance during the period for which the loan was outstanding amounted to $9,765,000. The weighted average interest rate was 5.975%.
12. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $973,000 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $8,000 and $147,000, respectively, under these arrangements.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Hastings Street Trust and the Shareholders of Fidelity Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Hastings Street Trust: Fidelity Fund, including the schedule of portfolio investments, as of June 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Hastings Street Trust: Fidelity Fund as of June 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.
/s/COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
August 4, 1997
DISTRIBUTIONS


The Board of Trustees of Fidelity Fund voted to pay on August 4, 1997, to shareholders of record at the opening of business on August 1, 1997, a distribution of $.95 per share derived from capital gains realized from sales of portfolio securities.
A total of 24% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders. The fund will notify shareholders in January 1998 of the applicable percentage for use in preparing 1997 income tax returns.
PROXY VOTING RESULTS


A special meeting of the fund's shareholders was held on July 16, 1997. The results of votes taken among shareholders on proposals are listed below. PROPOSAL 1
To elect as Trustees the following twelve nominees.
 # OF % OF
 SHARES VOTED SHARES VOTED
J. GARY BURKHEAD
Affirmative     105,692,081.014    97.033

Withheld        3,231,430.067     2.967

TOTAL           108,923,511.081   100.000

RALPH F. COX
Affirmative    105,680,605.875     97.023

Withheld        3,242,905.206     2.977

TOTAL           108,923,511.081   100.000

PHYLLIS BURKE DAVIS
Affirmative    105,651,999.712   96.997

Withheld       3,271,511.369     3.003

TOTAL          108,923,511.081   100.000

ROBERT M. GATES
Affirmative    105,511,218.744   96.867

Withheld       3,412,292.337     3.133

TOTAL          108,923,511.081   100.000

EDWARD C. JOHNSON 3RD
Affirmative    105,632,223.614   96.978

Withheld       3,291,287.467     3.022

TOTAL          108,923,511.081   100.000

E. BRADLEY JONES
Affirmative    105,521,432.110   96.877

Withheld       3,402,078.971     3.123

TOTAL          108,923,511.081   100.000

 # OF % OF
 SHARES VOTED SHARES VOTED
DONALD J. KIRK
Affirmative    105,713,930.272   97.053

Withheld       3,209,580.809     2.947

TOTAL          108,923,511.081   100.000

PETER S. LYNCH
Affirmative    105,733,536.173   97.071

Withheld       3,189,974.908     2.929

TOTAL          108,923,511.081   100.000

WILLIAM O. MCCOY
Affirmative    105,749,629.803   97.086

Withheld       3,173,881.278     2.914

TOTAL          108,923,511.081   100.000

GERALD C. MCDONOUGH
Affirmative    105,573,768.259   96.925

Withheld       3,349,742.822     3.075

TOTAL          108,923,511.081   100.000

MARVIN L. MANN
Affirmative    105,739,307.496   97.077

Withheld       3,184,203.585     2.923

TOTAL          108,923,511.081   100.000

THOMAS R. WILLIAMS
Affirmative    105,548,338.446   96.901

Withheld       3,375,172.635     3.099

TOTAL          108,923,511.081   100.000

PROPOSAL 2
To ratify the selection of Coopers & Lybrand L.L.P. as independent accountants of the trust.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative    104,484,632.950   95.925

Against        1,151,276.434     1.057

Abstain        3,287,601.697     3.018

TOTAL          108,923,511.081   100.000

PROPOSAL 3
To amend the Declaration of Trust to provide voting rights based on a shareholder's total dollar investment in a fund, rather than on the number of shares owned.
 TRUST LEVEL # OF % OF
  SHARES VOTED SHARES VOTED
  OF THE TRUST OF THE TRUST
Affirmative    94,915,172.474    88.458

Against        5,484,184.492     5.112

Abstain        6,899,772.115     6.430

TOTAL          107,299,129.081   100.000

Not Voting     1,624,382.000

 FUND LEVEL # OF % OF
  SHARES VOTED SHARES VOTED
  OF THE FUND OF THE FUND
Affirmative    90,989,798.540    88.688

Against        5,105,271.046     4.976

Abstain        6,500,820.611     6.336

TOTAL          102,595,890.197   100.000

Not Voting     1,556,404.000

PROPOSAL 4
To amend the Declaration of Trust to eliminate the requirement that shareholders be notified in the event of an appointment of a trustee within three months of the appointment.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative    98,686,816.986    91.974

Against        3,875,803.557     3.612

Abstain        4,736,508.538     4.414

TOTAL          107,299,129.081   100.000

Not Voting     1,624,382.000

PROPOSAL 5
To amend the Declaration of Trust to clarify that the Trustees may authorize the investment of all of a fund's assets in another open-end investment company with substantially the same investment objective and policies.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative    92,479,709.631    86.189

Against        9,779,633.919     9.114

Abstain        5,039,785.531     4.697

TOTAL          107,299,129.081   100.000

Not Voting     1,624,382.000

PROPOSAL 6
To adopt a new fundamental investment policy for the fund that would permit it to invest all of its assets in another open-end investment company managed by FMR or an affiliate with substantially the same investment objective and policies.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative    87,981,749.480    85.756

Against        9,889,893.476     9.639

Abstain        4,724,247.241     4.605

TOTAL          102,595,890.197   100.000

Not Voting     1,556,404.000

PROPOSAL 7
To approve an amended management contract for the fund that would reduce the management fee payable to FMR by the fund as FMR's assets under management increase.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative    93,518,526.609    89.790

Against        3,159,099.460     3.033

Abstain        7,474,668.128     7.177

TOTAL          104,152,294.197   100.000

PROPOSAL 8
To approve a new sub-advisory agreement with FMR Far East to provide investment advice and research services or investment management services.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative    92,043,042.194    88.374

Against        3,845,290.830     3.692

Abstain        8,263,961.173     7.934

TOTAL          104,152,294.197   100.000

PROPOSAL 9
To approve a new sub-advisory agreement with FMR U.K. to provide investment advice and research services or investment management services.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative    92,287,606.635    88.608

Against        3,733,079.350     3.585

Abstain        8,131,608.212     7.807

TOTAL          104,152,294.197   100.000

PROPOSAL 10
Real Estate - To make explicit the ability of the fund to purchase any security or instrument backed by real estate or real estate interests and any security of companies engaged in the real estate business.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative    86,861,108.712    84.663

Against        8,092,212.801     7.888

Abstain        7,642,568.684     7.449

TOTAL          102,595,890.197   100.000

Not Voting     1,556,404.000

PROPOSAL 11
Diversification - To replace the fund's fundamental investment limitation concerning diversification with a fundamental diversification limitation permitting increased investment in the securities of any single issuer.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative    86,516,544.025    84.327

Against        8,586,642.355     8.370

Abstain        7,492,703.817     7.303

TOTAL          102,595,890.197   100.000

Not Voting     1,556,404.000

PROPOSAL 12
Diversification - To amend the diversification limitation to exclude "securities of other investment companies" from issuer diversification limits.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative    86,769,851.064    84.574

Against        7,922,643.204     7.723

Abstain        7,903,395.929     7.703

TOTAL          102,595,890.197   100.000

Not Voting     1,556,404.000

PROPOSAL 13
Short Sales - To eliminate the fundamental investment limitation on short sales and adopt a similar non-fundamental investment limitation.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative    80,232,582.387    78.203

Against        11,834,188.614    11.534

Abstain        10,529,119.196    10.263

TOTAL          102,595,890.197   100.000

Not Voting     1,556,404.000

PROPOSAL 14
Margin Purchases - To eliminate the fundamental investment limitation on margin purchases and adopt a similar non-fundamental investment limitation.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative    83,798,708.832    81.678

Against        10,698,517.260    10.428

Abstain        8,098,664.105     7.894

TOTAL          102,595,890.197   100.000

Not Voting     1,556,404.000

PROPOSAL 15
Other Investment Companies - To eliminate the fundamental investment limitation restricting ownership of other investment companies.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative    83,715,883.540    81.598

Against        8,159,736.309     7.953

Abstain        10,720,270.348    10.449

TOTAL          102,595,890.197   100.000

Not Voting     1,556,404.000

PROPOSAL 16
Newly-Formed Issuers - To eliminate the fundamental investment limitation restricting ownership of newly-formed issuers.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative    83,990,480.597    81.865

Against        7,775,529.605     7.579

Abstain        10,829,879.995    10.556

TOTAL          102,595,890.197   100.000

Not Voting     1,556,404.000

PROPOSAL 17
Senior Securities - To add the ability to issue senior securities to the extent permitted under the Investment Company Act of 1940.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative    85,523,658.031    83.360

Against        6,210,469.550     6.053

Abstain        10,861,762.616    10.587

TOTAL          102,595,890.197   100.000

Not Voting     1,556,404.000

PROPOSAL 18
Borrowing - To amend the borrowing limitation to require a reduction in borrowing if borrowings exceed the 33 1/3% limit for any reason rather than solely because of a decline in net assets.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative    81,944,278.972    79.871

Against        9,573,105.807     9.331

Abstain        11,078,505.418    10.798

TOTAL          102,595,890.197   100.000

Not Voting     1,556,404.000

PROPOSAL 19
Underwriting - To clarify the fundamental policy with respect to underwriting.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative    83,649,067.256    81.533

Against        7,443,282.017     7.255

Abstain        11,503,540.924    11.212

TOTAL          102,595,890.197   100.000

Not Voting     1,556,404.000

PROPOSAL 20
Concentration - To standardize the language of the limitation on industry concentration and modify it to refer to "companies with principal business activities in the same industry" rather than "companies in any one industry."
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative    83,431,313.555    81.320

Against        7,487,715.392     7.299

Abstain        11,676,861.250    11.381

TOTAL          102,595,890.197   100.000

Not Voting     1,556,404.000

PROPOSAL 21
Lending - To clarify that the fund can purchase an entire issue of debt securities and to eliminate the reference to "portfolio securities" in the exception for repurchase agreements.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative    82,312,308.875    80.230

Against        8,745,486.476     8.524

Abstain        11,538,094.846    11.246

TOTAL          102,595,890.197   100.000

Not Voting     1,556,404.000

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day. BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.
1
 For quotes.*
2
 For account balances and holdings.
3
 To review orders and mutual
fund activity.
4
 To change your PIN.
5
  To speak to a Fidelity representative.
*
0
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services. (PHONE_GRAPHIC)(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI.
SM
(PHONE_GRAPHIC)(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL
VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT
YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO
ASSURANCE THAT
MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN
INVESTMENT
IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.
TOTAL
RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS
AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
815 East Birch Street
Brea, CA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
19100 Von Karman Avenue
Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
455 Market Street
San Francisco, CA
950 Northgate Drive
San Rafael, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
1907 West State Road 434
Longwood, FL
4001 Tamiami Trail, North
Naples, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL
GEORGIA
3525 Piedmont Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
215 East Erie Street
Chicago, IL
One North Franklin Street
Chicago, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL
INDIANA
4729 East 82nd Street
Indianapolis, IN
LOUISIANA
201 St. Charles Avenue
New Orleans, LA
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
NEW YORK
1055 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
10 Bank Street
White Plains, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
1903 East Ninth Street
Cleveland, OH
OREGON
121 S.W. Morrison Street
Portland, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
6150 Poplar Road
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
7001 Preston Road
Dallas, TX
1155 Dairy Ashford Street
Houston, TX
2701 Drexel Drive
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
19740 IH 45 North
Spring, TX
UTAH
215 South State Street
Salt Lake City, UT
VERMONT
199 Main Street
Burlington, VT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1900 K Street, N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI

TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 193
Boston, MA 02210-0193
(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602



INVESTMENT ADVISER
Fidelity Management & Research
 Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
William J. Hayes, Vice President
Richard A. Spillane, Jr., Vice President
Beth Terrana, Vice President
Arthur S. Loring, Secretary
Richard A. Silver, Treasurer
Robert H. Morrison, Manager,
 Security Transactions
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
* INDEPENDENT TRUSTEES
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
The Chase Manhattan Bank
New York, NY
FIDELITY'S GROWTH AND INCOME FUNDS
Balanced Fund
Convertible Securities Fund
Equity-Income Fund
Equity-Income II Fund
Fidelity Fund
Global Balanced Fund
Growth & Income Portfolio
Market Index Fund
Puritan(registered trademark) Fund
Real Estate Investment Portfolio
Utilities Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions 1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress  1-800-544-5555
SM
 AUTOMATED LINE FOR QUICKEST SERVICE